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                                                                   EXHIBIT 10.18

             AMENDMENT NUMBER SIX TO LOAN AND SECURITY AGREEMENT

            THIS AMENDMENT NUMBER SIX TO LOAN AND SECURITY AGREEMENT (this "Amendment"), dated as of March 5, 2003, is entered into between and among, on the one hand, the lenders identified on the signature pages hereof (such lenders, together with their respective successors and assigns, are referred to hereinafter each individually as a "Lender" and collectively as the "Lenders"), FOOTHILL CAPITAL CORPORATION, a California corporation, as the arranger and administrative agent for the Lenders ("Agent"), and, on the other hand, HYPERCOM CORPORATION, a Delaware corporation ("Parent"), and each of Parent's Subsidiaries identified on the signature pages hereof (such Subsidiaries are referred to hereinafter each individually as a "Borrower", and individually and collectively, jointly and severally, as the "Borrowers"), with reference to the following:

                               W I T N E S S E T H

            WHEREAS, Borrowers and Parent previously entered into that certain Loan and Security Agreement, dated as of July 31, 2003, as amended by Amendment Number One to Loan and Security Agreement dated as of October 3, 2001, by Amendment Number Two to Loan and Security Agreement dated as of November 13, 2001, by Amendment Number Three to Loan and Security Agreement dated as of February 13, 2002, by Amendment Number Four to Loan and Security Agreement dated as of June 24, 2002, and by Amendment Number Five to Loan and Security Agreement dated as of December 23, 2002 (as the same may be further amended, restated, supplemented, or otherwise modified from time to time, the "Loan Agreement"), with Agent and Lenders pursuant to which Lenders have made certain loans and financial accommodations available to Borrowers and Parent;

            WHEREAS, Borrowers have requested that the Lender Group consent to the sale of certain assets of Hypercom do Industria e Comercio Ltda., a Brazilian limited liability company ("Hypercom Brazil"), and Hypercom Latino America, Inc., a Florida corporation ("Hypercom Latino"), pursuant to that certain Private Instrument of Assignment and Transfer of Quotas and Other Agreements, dated as of December 31, 2002, a true and correct copy of which has been previously provided to Agent (the "Aquarius Transaction");

            WHEREAS, Borrowers have requested that the Lender Group consent to the formation of Hypercom Trading (Shanghai), Co. Ltd. and to the investment by a Borrower in Hypercom Trading (Shanghai), Co. Ltd. in an amount that does not exceed $200,000 in the aggregate (the "Shanghai Transaction"; and together with the Aquarius Transaction, collectively the "Designated Transactions");

            WHEREAS, Borrowers have requested that the Loan Agreement be amended as set forth herein; and

            WHEREAS, subject to the satisfaction of the conditions set forth herein, the Lender Group is willing to so consent to the amendment of the Loan Agreement and to the consummation of the Designated Transactions.


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            NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to amend the Loan Agreement as follows:

1. DEFINITIONS. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement, as amended hereby.

2. AMENDMENTS TO LOAN AGREEMENT.

      (a) Section 1.1 of the Loan Agreement is hereby amended by adding the following defined term in proper alphabetical order:

            "Sixth Amendment" means that certain Amendment Number Six to Loan and Security Agreement, dated as of March 5, 2002, among Lenders, Agent, Parent and Borrowers.

            "Sixth Amendment Effective Date" means the date, if ever, that all of the conditions set forth in Section 4 of the Sixth Amendment shall be satisfied (or waived by the Lenders in their sole discretion).

      (b) Section 1.1 of the Loan Agreement is hereby amended by amending the definition of "Permitted Liens" by deleting the word "$1,500,000" appearing in clause (m) thereof and replacing it with the word "$2,500,000".

3. OTHER AGREEMENTS; CONSENT. Subject to the satisfaction of each of the conditions listed in Section 4, the provisions of the Loan Agreement to the contrary notwithstanding, the Lender Group hereby consents to the consummation of the Designated Transactions, so long as the Designated Transactions occur on or before March 31, 2003.

4. CONDITIONS PRECEDENT TO THIS AMENDMENT. The satisfaction of each of the following shall constitute conditions precedent to the effectiveness of this Amendment and each and every provision hereof:

      (a) The representations and warranties in the Loan Agreement and the other Loan Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

      (b) Agent shall have received the reaffirmation and consent of each Guarantor, attached hereto as Exhibit A, duly executed and delivered by an authorized official of Guarantor;

      (c) No Default or Event of Default shall have occurred and be continuing on the date hereof or as of the date of the effectiveness of this Amendment; and


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      (d) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any Governmental Authority against Borrower, Guarantors, or the Lender Group.

5. CONSTRUCTION. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF CALIFORNIA.

6. ENTIRE AMENDMENT; EFFECT OF AMENDMENT. This Amendment, and terms and provisions hereof, constitute the entire agreement among the parties pertaining to the subject matter hereof and supersedes any and all prior or contemporaneous amendments relating to the subject matter hereof. Except for the amendments to the Loan Agreement expressly set forth in Section 2 hereof, the Loan Agreement and other Loan Documents shall remain unchanged and in full force and effect. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of any right, power, or remedy of the Lender Group as in effect prior to the date hereof. The agreements set forth herein are limited to the specifics hereof, shall not apply with respect to any facts or occurrences other than those on which the same are based, shall not excuse future non-compliance with the Loan Agreement, and shall not operate as a consent to any further or other matter, under the Loan Documents. To the extent any terms or provisions of this Amendment conflict with those of the Loan Agreement or other Loan Documents, the terms and provisions of this Amendment shall control. This Amendment is a Loan Document.

7. COUNTERPARTS; TELEFACSIMILE EXECUTION. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

8. MISCELLANEOUS.

      (a) Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by this Amendment.

      (b) Upon the effectiveness of this Amendment, each reference in the Loan Documents to the "Loan Agreement", "thereunder", "therein", "thereof" or words of like


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import referring to the Loan Agreement shall mean and refer to the Loan
Agreement as amended by this Amendment.

                            [Signature page follows.]


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            IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered as of the date first written above.

HYPERCOM CORPORATION,                HYPERCOM EMEA, INC.,
a Delaware corporation               fka Hypercom Europe Limited, Inc.,
                                     an Arizona corporation

By: /s/ C.S. Alexander               By: /s/ C.S. Alexander
    _____________________________        _____________________________
Name:  C.S. Alexander                Name:  C.S. Alexander
      ___________________________          ___________________________
Title: Chairman and CEO              Title: President
       __________________________           __________________________


HYPERCOM U.S.A., INC.,               HYPERCOM MANUFACTURING RESOURCES, INC.,
a Delaware corporation               an Arizona corporation

By: /s/ C.S. Alexander               By: /s/ C.S. Alexander
    _____________________________        ______________________________
Name:  C.S. Alexander                Name:  C.S. Alexander
      ___________________________          ____________________________
Title: President                     Title: Chairman
       __________________________           ___________________________


HYPERCOM HORIZON, INC.,              EPICNETZ, INC.,
a Missouri corporation               a Nevada corporation

By: /s/ C.S. Alexander               By: /s/ C.S. Alexander
    _____________________________        _____________________________
Name:  C.S. Alexander                Name:  C.S. Alexander
      ___________________________          ___________________________
Title: Chairman                      Title: President
       __________________________           __________________________


HYPERCOM LATINO AMERICA, INC.,
an Arizona corporation

By: /s/ C.S. Alexander
    _____________________________
Name:  C.S. Alexander
      ___________________________
Title: Chairman
       __________________________


FOOTHILL CAPITAL CORPORATION,
a California corporation, as Agent and
as a Lender

By: /s/ John Nocita
    _____________________________
Name:  John Nocita
      ___________________________
Title: Vice President
       __________________________
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                                    EXHIBIT A

                            REAFFIRMATION AND CONSENT

            All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in that certain Loan and Security Agreement by and among the lenders identified on the signature pages thereof (such lenders, together with their respective successors and assigns, are referred to hereinafter each individually as a "Lender" and collectively as the "Lenders"), FOOTHILL CAPITAL CORPORATION, a California corporation, as the arranger and administrative agent for the Lenders ("Agent"), and, on the other hand, HYPERCOM CORPORATION, a Delaware corporation ("Parent"), and each of Parent's Subsidiaries identified on the signature pages thereof (such Subsidiaries are referred to hereinafter each individually as a "Borrower", and individually and collectively, jointly and severally, as the "Borrowers"), dated as of July 31, 2001, as amended by Amendment Number One to Loan and Security Agreement dated as of October 3, 2001, by Amendment Number Two to Loan and Security Agreement dated as of November 13, 2001, by Amendment Number Three to Loan and Security Agreement dated as of February 13, 2002, by Amendment Number Four to Loan and Security Agreement dated as of June 24, 2002, and by Amendment Number Five to Loan and Security Agreement dated as of December 23, 2002 (as the same may be further amended, restated, supplemented, or otherwise modified from time to time, the "Loan Agreement"), or in Amendment Number Six to Loan and Security Agreement dated as of March 5, 2003 (the "Amendment"), among Parent, the Borrowers and the Lender Group. The undersigned hereby (a) represent and warrant to the Lender Group that the execution, delivery, and performance of this Reaffirmation and Consent are within its powers, have been duly authorized by all necessary action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected; (b) consents to the transactions contemplated by the Amendment and the execution and delivery thereof; (c) acknowledges and reaffirms its obligations owing to the Lender Group under the Guaranty and any other Loan Documents to which it is a party; and (d) agrees that each of the Loan Documents to which it is a party is and shall remain in full force and effect. Although the undersigned has been informed of the matters set forth herein and has acknowledged and agreed to same, it understands that the Lender Group has no obligations to inform it of such matters in the future or to seek its acknowledgment or agreement to future amendments, and nothing herein shall create such a duty. Delivery of an executed counterpart of this Reaffirmation and Consent by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Reaffirmation and Consent. Any party delivering an executed counterpart of this Reaffirmation and Consent by telefacsimile also shall deliver an original executed counterpart of this Reaffirmation and Consent but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Reaffirmation and Consent. This Reaffirmation and Consent shall be governed by the laws of the State of California.

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      IN WITNESS WHEREOF, the undersigned have each caused this Reaffirmation and Consent to be executed as of the date of the Amendment.


HYPERCOM CORPORATION,                   HYPERCOM FINANCIAL TERMINALS AB
a Delaware corporation                  (SWEDEN), an organization organized
                                        under the laws of Sweden

By: /s/ C.S. Alexander                  By: /s/ C.S. Alexander
    ______________________________          ______________________________
Name:  C.S. Alexander                   Name:  C.S. Alexander
      ____________________________            ____________________________
Title: Chairman and CEO                 Title: Chair
       ___________________________             ___________________________

HYPERCOM DO BRASIL INDUSTRIA E
COMERCIO LIMITADA (BRAZIL), an
organization organized under the laws
of Brazil

    By: Hypercom U.S.A., Inc.,
           its shareholder

    By: /s/ C.S. Alexander
        ____________________________
    Name:  C.S. Alexander
          __________________________
    Title: President
          __________________________


    By: Hypercom Latino America, Inc.,
           its shareholder


    By: /s/ C.S. Alexander
        ____________________________
    Name:  C.S. Alexander
          __________________________
    Title: Chairman
          __________________________